PROSPECTUS

May 1, 2018

Rational Dividend Capture Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX	Class C Shares: HGSCX	Institutional Shares: HGSIX

Rational Hedged Return Fund

(formerly, Rational Real Strategies Fund)

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

(formerly, Rational Defensive Growth Fund)

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Rational/ReSolve Adaptive Asset Allocation Fund

(formerly, Rational Dynamic Momentum Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational Iron Horse Fund

Class A Shares: IRHAX	Class C Shares: IRHCX	Institutional Shares: IRHIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND	3
FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND	9
FUND SUMMARY – RATIONAL HEDGED RETURN FUND	15
FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND	22
FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND	29
FUND SUMMARY – RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND	37
FUND SUMMARY – RATIONAL IRON HORSE FUND	48
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	54
HOW TO BUY SHARES	81
HOW TO REDEEM SHARES	83
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	87
VALUING FUND ASSETS	87
DIVIDENDS, DISTRIBUTIONS AND TAXES	88
MANAGEMENT OF THE FUNDS	88
FINANCIAL HIGHLIGHTS	96
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	116
PRIVACY NOTICE	119
FOR MORE INFORMATION	120

FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.58%	0.57%	0.58%(3)
Acquired Fund Fees and Expenses(4)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.40%	1.64%	2.40%
Fee Waivers and/or Expense Reimbursements(5)	(0.33)%	(0.32)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%	1.32%	2.07%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Total Annual Fund Operating Expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25%, and 2.00% of the Institutional Shares, Class A Shares, and Class C Shares, daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed

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under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$109	$411	$734	$1,651
Class A Shares	$603	$938	$1,296	$2,301
Class C Shares – no redemption	$210	$717	$1,251	$2,711
Class C Shares – with redemption	$310	$717	$1,251	$2,711

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”).

The Fund generally invests in middle- and large-capitalization U.S. corporations. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth and the valuation of the stock versus its historical valuation and the future prospects. PVG Asset Management Corporation, the Fund’s investment sub-advisor (the “Sub-Advisor”) selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Fund (ETF) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal
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income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the Sub-Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares will be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective May 1, 2016. Performance information for the period prior to May 1, 2016 does not reflect the current investment strategy.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 23.66% (quarter ended June 30, 2009), and the lowest return for the quarter was (17.31)% (quarter ended March 31, 2009). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was (4.61)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	(1.99)%	5.97%	4.72%
Return After Taxes on Distributions	(3.72)%	2.95%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	3.82%	2.94%
Class A Shares
Return Before Taxes	(6.88)%	4.67%	3.96%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	(2.68)%	N/A	1.81%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	12.26%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

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Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: PVG Asset Management Corporation is the Fund’s investment sub-advisor.

Portfolio Managers: Patrick S. Adams, Chief Executive Officer and Lead Portfolio Manager of the Sub-Advisor, and Rick Garcia, President and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Adams serves as the Fund’s Lead Portfolio Manager. Messrs. Adams and Garcia have served the Fund in these capacities since January 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND

Investment Objective: The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.98%	2.02%	1.98%(3)
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.00%	3.29%	4.00%
Fee Waivers and/or Expense Reimbursements(5)	(1.73)%	(1.77)%	(1.73)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.27%	1.52%	2.27%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25%, 1.50% and 2.25% of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your

9

shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$129	$764	$1,425	$3,195
Class A Shares	$622	$1,282	$1,964	$3,775
Class C Shares – no redemption	$230	$1,060	$1,907	$4,099
Class C Shares – with redemption	$330	$1,060	$1,907	$4,099

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Advisor generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Sub-Adviser deems suitable for investment. While the Sub-Advisor determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Advisor generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

Barrow, Hanley, Mewhinney & Strauss, LLC, the sub-advisor of the Fund (“Sub-Advisor”), seeks to identify stocks that it believes are undervalued. The Sub-Advisor generally considers selling a security when in its opinion it reaches its fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

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Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Value Investing Risk. The Sub-Advisor’s assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its price may decline. Value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Global Select Markets Fund to Rational Risk Managed Emerging Markets Fund.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 16.86% (quarter ended September 30, 2010), and the lowest return for a quarter was (21.81)% (quarter ended September 30, 2011). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 1.10%.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Year	Since inception (12/30/2009)
Return Before Taxes	33.79%	6.61%	4.96%
Return After Taxes on Distributions	32.07%	3.17%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	20.28%	4.33%	3.36%
Class A
Return Before Taxes	27.13%	5.35%	4.06%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)	37.28%	4.35%	4.58%
Class C Shares			Since inception (5/31/2016)
Return Before Taxes	32.43%	N/A	17.59%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)	37.28%	N/A	28.68%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) is the Fund’s sub-advisor.

Portfolio Managers: Randolph S. Wrighton Jr., CFA, Managing Director of BHMS; Josh D. Ayers, Director of BHMS; and Sherry Zhang, CFA, Director of BHMS serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served as Portfolio Managers of the Fund since April 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL HEDGED RETURN FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of long-term capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	3.41%	3.41%	3.41%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	5.20%	5.45%	6.20%
Fee Waivers and/or Expense Reimbursements(5)	(3.17)%	(3.17)%	(3.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.03%	2.28%	3.03%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)  Estimated and restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.99%, 2.24% and 2.99% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$206	$1,275	$2,339	$4,982
Class A Shares	$695	$1,757	$2,809	$5,398
Class C Shares – no redemption	$306	$1,555	$2,775	$5,698
Class C Shares – with redemption	$406	$1,555	$2,775	$5,698

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on the Standard & Poor’s 500 Index (“SPX”), and in cash, and cash equivalents (including short term treasury securities).

The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund’s trading methodology is determined by both technical and fundamental analysis on the S&P 500 Index futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Sub-Advisor also uses fundamental analysis of macroeconomic events such Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events to supplement the technical analysis for final trade execution. The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund’s performance. In the event options on S&P 500 Index futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in CBOE Volatility Index (“VIX”) futures and options, and SPX options. The VIX is measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in

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the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Futures Risk. The Fund’s use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.

Hedging Risk. Hedging is a strategy in which the Fund uses options or futures to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. The options and futures in which the Fund invests will be subject to the risks associated with changes in the index to which they are linked.

Leverage Risk. The use of leverage by the Fund, such as the use of options or futures, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

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Manager Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund is deemed to be a “commodity pool” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with new regulatory requirements could increase the Fund’s expenses.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

For more information, please see “Principal Investment Strategies and Risks.”

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Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class C Shares will be included in the Average Annual Total Return Table after the shares class has been in operation for one complete calendar year. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Performance information for the period prior to December 2, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.04% (quarter ended September 30, 2010), and the lowest return for a quarter was (35.61)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 2.00%.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.50%	(2.83)%	(4.53) %
Return After Taxes on Distributions	1.20%	(4.83)%	(5.70)%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	(2.96)%	(3.69)%
Class A Shares
Return Before Taxes	(1.41)%	(3.86)%	(5.16)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)	5.77%	(12.16)%	(10.16)%
IQ Hedge Long/Short Beta Index (reflects no deduction for fees, expenses or taxes)	11.96%	5.45%	0.23%
Class C Shares			Since inception (5/31/2016)
Return Before Taxes	3.02%	N/A	5.40%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	18.96%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)	5.77%	N/A	4.54%
IQ Hedge Long/Short Beta Index (reflects no deduction for fees, expenses or taxes)	11.96%	N/A	7.39%

The Fund has changed the benchmark index used to compare the Fund’s performance from the S&P GSCI to the S&P 500 Total Return Index. The Advisor believes that the S&P 500 Total Return Index is the appropriate benchmark index for the Fund’s current strategy.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of hedge funds using a long/short equity investment style.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Warrington Asset Management LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Scott C. Kimple, Principal and Portfolio Manager of the Sub-Advisor, and Mark W. Adams, Assistant Portfolio Manager of Warrington GP, LLC (an affiliate of the Sub-Advisor), serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have each served as Portfolio Manager of the Fund since December 2017.

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Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.94%	0.94%	0.94%(3)
Total Annual Fund Operating Expenses	1.69%	1.94%	2.69%
Fee Waivers and/or Expense Reimbursements(4)	(0.69)%	(0.69)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	2.00%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Estimated and restated to reflect expenses for the current year.
(4)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 2.00% of the Institutional Shares, Class A Shares and, Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$465	$853	$1,940
Class A Shares	$596	$992	$1,411	$2,579
Class C Shares – no redemption	$202	$770	$1,364	$2,972
Class C Shares – with redemption	$303	$770	$1,364	$2,972

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Under certain market conditions, the execution of the Fund's strategy may result in a high turnover of securities held in the Fund's portfolio.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 305% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in the stocks of companies with the 25 to 50 most attractive and leading brands, from a fundamental and technical perspective, contained in the Alpha Brands Consumer Spending Index (the “Index”). The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products and services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 180 U.S. listed companies and 20 non-U.S. listed companies selected from 70 sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three year total sales and three year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

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From the universe of securities in the Index, the Sub-Advisor selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify company’s that the Sub-Advisor believes has a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in exchange traded funds (“ETFs”), in both U.S. and foreign companies included in the Index, including companies domiciled in emerging markets, and, although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above.  In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, U.S. dollar, and inverse equity ETFs.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (ex., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, and protective assets via ETF's are based on its proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages) macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk: When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities and ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that

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changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and

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bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Any passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices. The market value of ETF shares that the Fund holds may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Performance information for periods prior to October 17, 2017 does not reflect the current investment strategy.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 22.55% (quarter ended June 30, 2009), and the lowest return for a quarter was (26.23)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 2.01%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	14.66%	7.48%	6.13%
Return After Taxes on Distributions	8.25%	(0.81) %	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.62%	4.98%	4.46%
Class A Shares
Return Before Taxes	9.01%	6.12%	5.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
S&P 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	9.97%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	13.19%	N/A	2.26%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	12.26%
S&P 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	16.24%	N/A	11.00%
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The Fund has changed the benchmark index used to compare the Fund’s performance from the S&P 400 Total Return Index to the S&P 500 Total Return Index. The Advisor believes that the S&P 500 Total Return Index is the appropriate benchmark index for the Fund’s exposure to larger capitalization companies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Accuvest Global Advisors is the Fund’s investment sub-advisor.

Portfolio Managers: David Garff, President, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor; Eric M. Clark, Portfolio Manager of the Sub-Advisor; and James Calhoun, Portfolio Manager of the Sub-Advisor serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have each served as Portfolio Manager of the Fund since 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND

Investment Objective: The Fund’s investment objective is to seek current income and moderate appreciation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.75%	0.79%	0.75%(3)
Acquired Fund Fees and Expenses(4)	1.09%	1.09%	1.09%
Total Annual Fund Operating Expenses	1.94%	2.23%	2.94%
Fee Waivers and/or Expense Reimbursements(5)	(0.40)%	(0.44)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%	1.79%	2.54%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	Rational Advisors, Inc. has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Class A Shares total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.45%, 0.70% and 1.45% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
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Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$157	$570	$1,010	$2,232
Class A Shares	$648	$1,099	$1,575	$2,885
Class C Shares – no redemption	$257	$872	$1,513	$3,233
Class C Shares – with redemption	$357	$872	$1,513	$3,233

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income

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securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

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Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less

33

than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond

34

quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares and Institutional Shares would have similar annual returns to Class A Shares because the classes are invested in the same portfolio of securities, the returns for Institutional Shares and Class C Shares would be different from Class A Shares because Class C Shares and Institutional Shares have different expenses than Class A Shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.13% (quarter ended September 30, 2010), and the lowest return for a quarter was (9.68)% (quarter ended September 30, 2011). The Fund’s Class A shares year-to-date return for the period ended March 31, 2018 was (0.57)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A Shares	1 Year	5 Years	Since inception (7/30/2009)
Return Before Taxes	6.30%	5.43%	6.14%
Return After Taxes on Distributions	4.57%	3.12%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.78%	3.67%	4.47%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.96%
Balanced Allocation Indices Blend (BAIB) (reflects no deduction for fees, expenses or taxes)	14.25%	10.33%	10.71%
Institutional Shares			Since inception (5/31/2016)
Return Before Taxes	11.95%	N/A	10.80%
Class C Shares
Return Before Taxes	10.80%	N/A	9.72%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	21.83%	N/A	18.96%
Balanced Allocation Indices Blend (BAIB) (reflects no deduction for fees, expenses or taxes)	14.25%	N/A	11.86%
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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served as a Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND

Investment Objective: The Fund's objective is capital appreciation uncorrelated to global equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.74%	0.90%	0.90%(3)
Acquired Fund Fees and Expenses(4)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.54%	2.95%	3.70%
Fee Waivers and/or Expense Reimbursements(5)	(0.52)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.02%	2.27%	3.02%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated and restated to reflect expenses for the current fiscal year.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.97%, 2.22%, 2.97%, of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after such waiver or reimbursement occurred. Any recapture is limited to the lesser of (1) the expense cap in effect at the time of waiver and (2) the expense cap in effect at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or your hold, as applicable) all of your shares at the end of those

38

periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Shares	$205	$741	$1,304	$2,837
Class A Shares	$792	$1,375	$1,982	$3,612
Class C Shares – no redemption	$305	$1,069	$1,854	$3,906
Class C Shares – with redemption	$405	$1,069	$1,854	$3,906

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund provides exposure to major global asset classes including equity indexes, fixed income indexes, interest rates, commodities and currencies. The Fund gains exposure to these asset classes by investing directly or indirectly through its Subsidiary (as described below) in futures contracts. Investments by the Fund may be made in domestic and foreign markets, including emerging markets. The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments. In addition, under certain market conditions, the Fund may also invest in volatility and (up to 25% of its assets) real estate exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Fund’s strategy aims to achieve capital appreciation over the long-term.

The Fund’s sub-advisor, ReSolve Asset Management Inc. (the “Sub-Advisor”), uses a proprietary methodology to create a portfolio of securities that exhibit strong exposures to factors such as total-return momentum and trends, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes. The Fund will take long only positions in asset classes that have documented positive risk premia (the amount of money that an investment can be expected to return above the return on a risk-free asset), such as equity indexes and fixed income asset classes, while taking long or short positions in asset classes that have no expectation of positive risk premia, such as commodities and developed market currencies asset classes. A premise of the Sub-Advisor’s methodology is that return, volatility and correlation are more effectively estimated by observing past returns over horizons of one year or less, rather than using long-term averages. As a result, Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Sub-Advisor’s trading systems determines asset allocations based on the analysis of quantitative market information such as total-return momentum and trends, and accounts for the opportunity to reduce portfolio volatility through diversification. The trading systems analyze these factors over a broad time spectrum which may range from several days to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio including, but not limited to: intermediate-term profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

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Target Volatility: The Fund is actively managed to target a 12% annualized volatility, although there is no guarantee that the objective can be met in all market conditions. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of the returns. As portfolio weights, and estimates of volatility and correlations change through time, The Sub-Advisor will increase and decrease the Fund’s gross exposure to underlying assets in order to maintain its target level of portfolio volatility. During periods of extremely high volatility and high correlations the Fund may have lower exposure to underlying assets to maintain the target level of portfolio volatility. Conversely, during periods of low volatility and low correlations the Fund may require greater exposure to underlying assets to maintain its target level of portfolio volatility.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is RDMF Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Fund’s Advisor and sub-advised by the Fund’s Sub-Advisor.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For

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example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities

Equity Securities Risk. Equity securities include common stock. Common stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities, whether held directly or through futures contracts, will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

ETF Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Fixed Income Risk.    The value of the Fund’s investments in fixed income securities, whether held directly or through futures contracts, may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Foreign Currency Risk. Currency trading risks, including through futures contracts, include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

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Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Risk. The successful use of futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a futures contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leveraging Risk.    Derivatives, such as a futures contract, and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size.

Management Risk.  This is the risk that investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Manager Risk. The portfolio managers’ judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may

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prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities and futures in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-Diversification Risk.    To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirements could increase the Fund’s expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio, whether held directly or through futures contracts.

Short Position Risk.  The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Target Volatility Strategy Risk. The Sub-Advisor’s target volatility management strategy may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains and may not be successful as a short-term strategy as it is subject to the Sub-Advisor’s ability to assess volatility conditions and execute related investment management techniques.

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Tax Risk.  Certain of the Fund’s investment strategies, including transactions in futures contracts and hedging transactions, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.   The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Performance: The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed and a new Sub-Advisor replaced the prior sub-advisor.

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Consequently, prior performance may not reflect the Fund’s current operations. Prior to February 27, 2018, the Fund’s investment objective, investment policies, guidelines, and restrictions were, in all material respects, equivalent to the Predecessor Fund’s investment objective, investment policies, restrictions, and guidelines. The prior sub-advisor served as the Predecessor Fund’s investment advisor since the Predecessor Fund’s inception. The performance information set forth below, for the period prior to September 30, 2016, includes the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Shares for each full calendar year since the Predecessor Fund’s inception. Although Class A and Class C Shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C Shares will be different from Institutional Shares because Class A and Class C Shares have different expenses than Institutional Shares. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 18.82% (quarter ended December 31, 2013), and the lowest return for a quarter was (21.11%) (quarter ended September 30, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2018 was 3.17%.

The following table shows the average annual returns for the Fund, which reflects the performance of the Predecessor Fund (including all of its actual fees and expenses for the periods prior to September 30, 2016), which includes all of its actual fees and expenses over various periods ended December 31, 2017 as adjusted to reflect any applicable sales loads of the Fund. The Predecessor Fund did not have a distribution policy. Prior to September 30, 2016, the Predecessor Fund was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to

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show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Institutional Shares	1 Year	5 Years*	10 Years*
Return Before Taxes	3.85%	8.01%	3.68%
Return After Taxes on Distributions**	3.84%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	2.19%	N/A	N/A
Class A Shares Return Before Taxes	(1.34)%	6.45%	2.79%
Class C Shares Return Before Taxes	2.83%	6.95%	2.65%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.39%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

** After Tax Returns are for the period beginning September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor.

Sub-Advisor: ReSolve Asset Management Inc. is the Fund’s investment sub-advisor.

Portfolio Managers: Adam Butler, Chief Investment Officer of the Sub-Advisor, Rodrigo Gordillo, Managing Partner of the Sub-Advisor, and Michael Philbrick, President of the Sub-Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Butler, Gordillo and Philbrick have served the Fund in this capacity since February 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL IRON HORSE FUND

Investment Objective: The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.05%	0.91%	0.91%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.32%	2.43%	3.18%
Fee Waivers and/or Expense Reimbursements(3)	(0.60)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.72%	1.97%	2.72%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses such as litigation or reorganizational costs) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

(4)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$175	$667	$1,186	$2,610
Class A Shares	$763	$1,248	$1,757	$3,149
Class C Shares – no redemption	$275	$937	$1,624	$3,453
Class C Shares – with redemption	$375	$937	$1,624	$3,453

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 252% of the average value of its portfolio.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•       dividend-paying common stocks, and

•       by writing call options on common stocks and common stock indices.

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income

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(although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Foreign Investment Risk. Foreign stocks are subject to adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.

Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.

Managed Volatility Risk. Techniques used by the sub-advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the sub-advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The sub-advisor's reliance on its investment and risk management strategies and its judgments about the potential appreciation of a particular option or stock in which the Fund invests may prove to be incorrect.

Market Risk. Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Volatility Risk. If the Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.   Although Class C and Institutional Shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares and Institutional Shares would be different from Class A shares because Class C and Institutional Shares have different expenses than Class A shares.  Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Iron Horse Fund, a series of Northern Lights Funds Trust, (the “Predecessor Fund”) in a tax-free reorganization on April 7, 2017.  In connection with this acquisition, shares of the Predecessor Fund’s Class A shares and Class I shares were exchanged for Class A shares and Institutional Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Performance for Class C shares will be included in the Average Annual Total Return table after the share class has been in operation for one complete calendar year. Updated performance information will be available at no cost by calling 800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended March 31, 2013), and the lowest return for a quarter was (2.24)% (quarter ended September 30, 2015). The Predecessor Fund’s year-to-date return for the period ended March 31, 2018 was (2.32)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

	1 Year	5 Year	Since inception (7/7/11)
Class A Shares
Return Before Taxes	2.40%	5.25%	4.66%
Return After Taxes on Distributions	1.26%	3.83%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	1.66%	3.81%	3.46%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.46%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.78%	8.03%
Institutional Shares			Since inception (11/16/2011)
Return Before Taxes	8.84%	6.81%	7.30%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.85%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.78%	8.79%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who

52

hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Van Hulzen Asset Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor, John Pearce, Managing Director and Portfolio Manager of the Sub-Advisor, and Stefan ten Brink, Managing Director and Portfolio Manager of the Sub-Advisor are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Predecessor Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund, except Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund, is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. The investment objectives of the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s non-fundamental investment objective, shareholders will be given 60 days’ advance notice. In addition, if the Board of Trustees decides to change the Rational Dividend Capture Fund’s policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks or the Rational Risk Managed Emerging Markets Fund policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets shareholders of the respective Fund will be given 60 days’ advance notice.

Fund	Investment Objective
Rational Dividend Capture Fund	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.
Rational Risk Managed Emerging Markets Fund	The Fund’s investment objective is to seek total return.
Rational Hedged Return Fund	The Fund’s investment objective is to seek total return consisting of capital appreciation and income.
Rational Dynamic Brands Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Rational Strategic Allocation Fund	The Fund’s investment objective is to seek current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund	The Fund’s investment objective is capital appreciation uncorrelated to global equity markets.
Rational Iron Horse Fund	The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-800-253-0412 or visit the Funds’ website at www.rationalmf.com.

Rational Dividend Capture Fund

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The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”). The Fund’s policy to invest 80% of its assets in dividend-paying stocks is a non-fundamental policy and may be changed upon 60 days’ notice.

The Fund generally invests in middle and large capitalization U.S. corporations. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth, and the valuation of the stock versus its historical valuation and the future prospects. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Rational Risk Managed Emerging Markets Fund

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund’s policy to invest 80% of its assets in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets, is a non-fundamental policy and may be changed upon 60 days’ notice. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Advisor generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Adviser deems suitable for investment. While the Sub-Advisor determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Advisor generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

The Sub-Advisor seeks to identify stocks that it believes are undervalued. The Sub-Advisor generally considers selling a security when in its opinion it reaches its fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Rational Hedged Return Fund

Under normal circumstances, the Fund invests primarily in long and short call and put options on futures contracts on SPX, and in cash, and cash equivalents (including short term treasury securities).

The Fund seeks to achieve its investment objective in three ways: (1) Premium Collection - the Fund collects premiums on options it sells; (2) Volatility Trading - the Fund may enter into positions designed

55

to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following - the Fund may increase or decrease the balance of puts and calls based on trending market direction; however, in general, the strategy does not depend on a forecast of equity market direction and is designed to produce returns that are not correlated with equity market returns.

The Fund’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration dates. The foundation of the Fund's trading methodology is determined by both technical and fundamental analysis on the S&P 500 Index futures. Technical analysis focuses on the statistical analysis of price movements of the SPX and provides the framework for trade decisions. However, the Sub-Advisor also uses fundamental analysis of macroeconomic events such Federal Reserve policy statements, disputes between countries, political upheaval, and other geopolitical events to supplement the technical analysis for final trade execution. For example, if the technical indicators indicate a pending market decline, and the fundamental forecast confirms that near-term outlook, the Sub-Advisor will position the Fund's portfolio to take advantage of a decline in the SPX.  Conversely, if both technical and fundamental analysis point to a rising SPX, the Fund's portfolio can be adjusted rapidly to attempt to capture that potential upside. In the event that the fundamental and technical analysis disagree, the Fund can take a more market neutral posture or stay out of the market.  The Fund employs risk management procedures intended to adjust portfolio exposure as necessitated by changing market conditions, which may lead to higher transaction costs that may affect the Fund's performance. In the event options on S&P 500 Index futures are unavailable for investment, in order to gain similar market exposure, the Fund may instead invest a significant portion of its assets in VIX futures and options, and SPX cash options. The VIX is measure of the implied volatility of S&P 500 Index options.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, capital gains and losses on "section 1256 contracts" are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are "section 1256 contracts."

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Rational Dynamic Brands Fund

The Fund pursues its investment objective by investing primarily in the stocks of companies with the 25 to 50 most attractive and leading brands, from a fundamental and technical perspective, contained in the Index. The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products & services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional

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connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 180 U.S. listed companies and 20 non-U.S. listed companies selected from 70 sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three year total sales and three year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

From the universe of securities in the Index, the Sub-Advisor then selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify company’s that the Sub-Advisor believes has a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in exchange traded funds (“ETFs”), in both U.S. and foreign companies included in the Index, including companies domiciled in emerging markets, and, although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above.  In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, U.S. dollar, inverse equity ETFs.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (ex., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, and protective assets via ETF's are based on its proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages) macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

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The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Rational Strategic Allocation Fund

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Rational/ReSolve Adaptive Asset Allocation Fund

The Fund provides exposure to major global asset classes including equity indexes, fixed income indexes, interest rates, commodities and currencies. The Fund gains exposure to these asset classes by investing directly or indirectly through its Subsidiary (as described below) in futures contracts. Investments by the Fund may be made in domestic and foreign markets, including emerging markets. The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other

58

cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments. In addition, under certain market conditions, the Fund may also invest in volatility and (up to 25% of its assets) real estate exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Fund’s strategy aims to achieve capital appreciation over the long-term.

The Fund’s sub-advisor, ReSolve Asset Management Inc. (the “Sub-Advisor”), uses a proprietary methodology to create a portfolio of securities that exhibit strong exposures to factors such as total-return momentum and trends, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes. The Fund will take long only positions in asset classes that have documented positive risk premia (the amount of money that an investment can be expected to return above the return on a risk-free asset), such as equity indexes and fixed income asset classes, while taking long or short positions in asset classes that have no expectation of positive risk premia, such as commodities and developed market currencies asset classes. A premise of the Sub-Advisor’s methodology is that return, volatility and correlation are more effectively estimated by observing past returns over horizons of one year or less, rather than using long-term averages. As a result, Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Sub-Advisor’s trading systems determines asset allocations based on the analysis of quantitative market information such as total-return momentum and trends, and accounts for the opportunity to reduce portfolio volatility through diversification. The trading systems analyze these factors over a broad time spectrum which may range from several days to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio including, but not limited to: intermediate-term profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Target Volatility: The Fund is actively managed to target a 12% annualized volatility, although there is no guarantee that this objective can be met in all market conditions. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of the returns. As portfolio weights, and estimates of volatility and correlations change through time, the Sub-Advisor will increase and decrease the Fund’s gross exposure to underlying assets in order to maintain its target level of portfolio volatility. During periods of extremely high volatility and high correlations the Fund may have lower exposure to underlying assets to maintain the target level of portfolio volatility. Conversely, during periods of low volatility and low correlations the Fund may require greater exposure to underlying assets to maintain its target level of portfolio volatility.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also

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principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act. The Fund’s Advisor and Sub-Advisor are also the Advisor and Sub-Advisor of the Subsidiary.

Rational Iron Horse Fund

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•	dividend-paying common stocks, and
•	by writing call options on common stocks and common stock indices

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

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The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Funds also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory

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agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Rational Hedged Return Fund	Dynamic Brands Fund	Strategic Allocation Fund	Rational/ ReSolve Adaptive Asset Allocation Fund	Iron Horse Fund
Advisor’s Potential Conflict Risk					•
Allocation Risk					•
Call Risk					•
Cash or Cash Equivalents Risk			•	•		•
Class/Sector/ Region/ Focus Risk					•
Commodity Risk						•
Commodities-Related Investment Risk					•	•
Common Stock Risk				•
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Counterparty Risk		•		•
Credit Risk			•	•
Derivative Contracts • Futures Risk • Options Risks				•
Emerging Markets Risk			•	•	•
Emerging and Frontier Market Risk		•
Energy Risk				•
Equity Security Risk	•	•	•		•
Exchange-Traded Funds (“ETFs”) Risk	•			•	•
Exchange-Traded Note (ETN) Risk					•
Extension Risk				•
Fee Layering Risk				•
Fixed Income Risk			•		•
Foreign Currency Risk					•
Foreign Custodial Services and Related Investment Costs Risk		•
Foreign Exchanges Risk					•
Foreign Investment Risk					•	•
Foreign Investment/ADR/Currency Risk		•		•		•
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Foreign Securities Risk				•
Forward and Futures Contract Risk
Futures Risk				•		•
Growth Investing Risk					•
Hedging Risk			•
Index Risk			•			•
Interest Rate Risk				•	•
Inverse ETF Risk				•
Investment Style Risk	•	•		•
Junk Bond Risk					•
Leveraging Risk			•			•	•
Limited History of Operations Risk						•
Liquidity Risk		•			•
Managed Volatility Risk							•
Management Risk	•	•	•	•	•	•	•
Manager Risk	•	•	•	•	•	•	•
Market Risk	•	•	•	•	•	•	•
Market Capitalization Risk					•
Medium (Mid) Capitalization Stock Risk	•
Mid/Small Cap Stock Risk				•
MLP and MLP-Related Securities Risk	•
MLP Tax Risk	•
Mortgage-Backed and Asset-Backed Securities Risk					•
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New Sub-Advisor Risk			•	•		•
Non-Diversification Risk						•
Options Risk			•				•
Options Market Risk			•
Preferred Stock Risk	•
Prepayment Risk					•
Real Estate Risk						•
Real Estate/REIT Risk	•				•
Regulatory Risk			•			•
Security Risk						•
Short Position Risk						•
Small and Medium Capitalization Stock Risk							•
Target Volatility Strategy Risk						•
Tax Risk						•
Turnover Risk	•	•	•	•			•
Underlying Fund Risk	•			•		•
U.S. Agency Securities Risk			•	•		•
Value Investing Risk		•			•
Volatility Risk			•			•	•
Wholly-Owned Subsidiary Risk						•
Written Call Option Risk							•

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

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Affiliated Investment Company Risk. A Fund invests in affiliated money market funds (the “Affiliated Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The affiliate of the Advisor will receive revenue to the extent the Advisor selects an Affiliated Advised Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Advised Funds.

Allocation Risk. Because a Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. In addition, investments in cash and cash equivalents could reduce the benefit to the Fund from any upswing in the market.

Class/Sector/Region Focus Risk. If a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodity Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodities-Related Investment Risk. Neither the Advisor nor the Funds anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) (except with respect to Rational Hedged Return Fund and Rational/ReSolve Adaptive Asset Allocation Fund) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Funds’ commodities-related investments. However, should the Advisor or the Funds be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Funds would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Counterparty Risk. The value of a Fund’s investments may be adversely affected if a counterparty to a derivatives or other transaction with a Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which a Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause a Fund to lose money. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes.

Derivatives Risk.   A Fund may invest in derivatives, such as options, futures and forward contracts, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Fund may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Fund’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The Rational Hedged Return Fund and Rational/ReSolve Adaptive Asset Allocation Fund and their Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

•	Futures Risk: The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

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•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing the entire premium invested in the put option.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Security Risk. Common stocks, whether held directly or through futures contracts, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

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ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because a Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by a Fund, a Fund may bear higher expenses than a Fund that invests directly in individual securities.

Fixed Income Risk.   When a Fund invests in fixed income securities, whether held directly or through futures contracts, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Currency Risk. Currency trading, including through futures contracts, involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. Interest rate risk arises whenever a country changes its stated

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interest rate target associated with its currency. The Fund may also take short positions, through derivatives, if the Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Foreign Investment/ADR/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchanged rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

To the extent a Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Fund the amount owned under the certificates.

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The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities and ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Futures Contract Risk. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the

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imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Security Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Such securities have interest rate risk, however, which is the risk that government security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities.

Growth Investing Risk. The growth stocks in which a Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative, such as a futures contract, is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Interest Rate Risk. The value of a Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or

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duration, the greater its value will change in response to changes in interest rates. The interest earned on a Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Leveraging Risk. Derivatives, such as a futures and options contract, and other transactions that give rise to leverage may cause a Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose a Fund to losses in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that a Fund will grow to an economically viable size, in which case a Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Managed Volatility Risk. Techniques used by the adviser to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The Advisor/Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The investment strategies and models employed by the

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Advisor/Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. Overall stock and bond market risks may also affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Mid/Small Cap Stock Risk. Because the smaller companies in which a Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S.
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federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Sub-Advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-diversification Risk. If a Fund is non-diversified it means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, a Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration.  Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.  Written call and put options may limit the Fund's participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.  The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of

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preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Real Estate/REIT Risk. A Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Regulatory Risk. Changes in the laws or regulations of the United States, (and with respect to the Rational/ReSolve Adaptive Asset Allocation Fund, the Cayman Islands), or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities, whether held directly or through futures, may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Sector/Focused Investment Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

Short Position Risk.  The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

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Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Target Volatility Strategy Risk. The Sub-Advisor’s target volatility management strategy may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains and may not be successful as a short-term strategy as it is subject to the Sub-Advisor’s ability to assess volatility conditions and execute related investment management techniques.

Tax Risk.  By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under Subchapter M of the Code.  Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund's Board of Trustees would consider what action to take in the best interests of shareholders.

Turnover Risk: A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the sub-advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Value Investing Risk. The assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its price may decline. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing. Value stocks may lag behind growth stocks in an up market.

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Volatility Risk. If a Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, a Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Written Call Option Risk. Selling covered call or stock index options will limit a Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Non-Principal Investment Risks

In addition to the principal investment risks discussed above, the following summarizes the non-principal risks of Rational Iron Horse Fund.

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliate Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliate Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliate Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliate Advised Funds.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by

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unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

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Multiple Classes

Each Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T shares. Class T shares are offered through a separate prospectus. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund”.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

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The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges on Class A Shares

Purchases of Class A Shares of each Fund, except the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund, are subject to the following front-end sales charges. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *	0.00%	0.00%	0.00%

Purchases of Class A Shares of the Rational/ReSolve Adaptive Asset Allocation Fund and the Rational Iron Horse Fund are subject to the following front-end sales charges. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above*	0.00%	0.00%	0.00%
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*	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

+ A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction (in the case of investments at or above the $1 million breakpoint). Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject

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to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases

For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Sales Charges on Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

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For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares, and Class C Shares, and the Rational/ReSolve Adaptive Asset Allocation Fund has adopted a 12b-1 Plan on behalf of its Institutional Shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Class A, Class C and, with respect to the Rational /ReSolve Adaptive Asset Allocation Fund only, Institutional Shares certain activities or expenses that are intended primarily to result in the sale of the Class A Shares, Class C Shares, or Institutional Shares, as applicable. Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of a shareholder’s investment and will cost the shareholder more than other types of sales charges.

The maximum Rule 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Rational/ReSolve Adaptive Asset Allocation Fund’s 12b-1 Plan provides that the Fund’s Institutional Shares may pay an amount up to 0.25% of its average daily net assets pursuant to the Plan. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

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Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A, Class C and Institutional Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (in addition to those included in the Fund’s 12b-1 fees above for Class C Shares only) and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

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The Funds presently do not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for each Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in each Fund is $500. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

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Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase orders on each Fund's behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before

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4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Funds through brokers or agents who have entered into selling agreements with a Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive redemption orders on each Fund's behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures

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to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Funds use a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. If a Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by a Fund, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within

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the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of a Fund for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A shares.

Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

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How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the Fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

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Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or a Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact a Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. A Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Funds and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price,

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short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Certain Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, according to the following schedule:

Rational Dividend Capture Fund	Monthly
Rational Risk Managed Emerging Markets Fund	Annually
Rational Hedged Return Fund	Annually
Rational Dynamic Brands Fund	Annually
Rational Strategic Allocation Fund	Quarterly
Rational/ReSolve Adaptive Asset Allocation Fund	Annually
Rational Iron Horse Fund	Quarterly

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, a Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

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The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisors

PVG Asset Management Corp (Rational Dividend Capture Fund Only)

The Fund’s Sub-Advisor is PVG Asset Management Corp (“PVG”) pursuant to a Sub-Advisory Agreement between the Advisor and PVG. PVG is located at 24918 Genesee Trail Rd, Golden, CO 80401 and 6898 S. University Blvd, Suite 100, Centennial, CO 80122. PVG is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 1988, PVG provides investment management services to institutions, tax exempt funds, and individuals seeking investment growth and asset protection.

Under the supervision of the Advisor, PVG is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, PVG is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement.

Barrow, Hanley, Mewhinney & Strauss, LLC (Rational Risk Managed Emerging Markets Fund Only)

The Fund’s Sub-Advisor is Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) pursuant to a Sub-Advisory Agreement between the Advisor and BHMS. BHMS is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS is registered as an investment advisor under the Investment Advisers Act of 1940. The firm began conducting business in 1979 and is a subsidiary of BrightSphere Investment Group plc (BSIG), a publicly-held company traded on the New York Stock Exchange. BHMS provides investment management services to separately managed U.S. and non-U.S. equity, and fixed income portfolios for large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. As of December 31, 2017, BHMS had discretionary investment management authority with respect to approximately $92 billion of assets.

Under the supervision of the Advisor, BHMS is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, BHMS is responsible for maintaining certain

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transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay BHMS a fee in accordance with the following schedule:

0.30% of the Fund’s daily net assets for the first $50 million in assets;

0.35% of the Fund’s daily net assets for the next $50 million in assets; and

0.40% of the Fund’s daily net assets thereafter.

Warrington Asset Management LLC (Rational Hedged Return Fund Only)

Warrington Asset Management LLC (“Warrington”), a Delaware limited liability company located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, Warrington serves as the commodity trading advisor to private pooled investment vehicles and to separate commodity trading accounts for certain qualified investors. Warrington has been registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor and commodity pool operator since January 30, 2012, and is a member of the National Futures Association (“NFA”) in such capacities. Scott C. Kimple indirectly owns 100% of Warrington. Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Warrington is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Warrington 50% of the net advisory fees paid by the Fund.

Accuvest Global Advisors (Rational Dynamic Brands Fund Only)

Accuvest Global Advisors (“Accuvest”), located at 3100 Oak Road #380, Walnut Creek, CA 94597, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Accuvest is responsible for the overall management of the Fund's investments. Accuvest is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Accuvest has been providing investment advice to individual and institutional investors since 2005. As of the date of this Prospectus, Accuvest provides investment advice to individual investors and institutional investors and the Fund.

Under the supervision of the Advisor, Accuvest is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Accuvest is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Accuvest 50% of the net advisory fees paid by the Fund.

ReSolve Asset Management Inc. (Rational/ReSolve Adaptive Asset Allocation Fund Only)

The Fund’s investment sub-advisor is ReSolve Asset Management Inc. (“ReSolve”), 1 Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9. ReSolve is registered as an investment adviser under the Investment Advisers Act of 1940. ReSolve was founded in September 2015 and is a registered investment advisor providing investment management services to registered investment companies.

Subject to the oversight and approval of the Advisor, ReSolve is primarily responsible for the day-to-day management of the Fund’s portfolios. In addition, ReSolve is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay ReSolve 50% of the net management fees that the Advisor receives from the Fund.

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Van Hulzen Asset Management, LLC (Rational Iron Horse Fund Only)

Van Hulzen Asset Management, LLC, (“Van Hulzen”) located at 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Van Hulzen is responsible for the overall management of the Fund's investments. Van Hulzen is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Van Hulzen has been providing investment advice to individual and institutional investors since 1997. As of the date of this Prospectus, Van Hulzen provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund.

Under the supervision of the Advisor, Van Hulzen is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Van Hulzen is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Van Hulzen 50% of the management fees that the Advisor receives from the Fund 65% of the net advisory fees paid by the Fund to the Advisor until the Fund reaches $25 million in assets and 50% of the net advisory fees paid by the Fund thereafter.

Portfolio Managers

Portfolio Managers of the Rational Dividend Capture Fund

Patrick S. Adams and Rick Garcia are primarily responsible for the day-to-day management of the Dividend Capture Fund’s portfolio. Mr. Adams serves as the Lead Portfolio Manager of the Fund.

Patrick S. Adams, CFA, Chief Executive Officer and Lead Portfolio Manager of PVG, has served as Portfolio Manager of the Fund since 2017. Mr. Adams has been the Chair of the investment committee of PVG since 2008. Mr. Adams has over 30 years of investment experience with an intense, bottom-up research process to invest both long and short in the U.S. equity markets. He has held executive roles at various mutual fund companies such as Berger, Founders, and Kemper.  Mr. Adams received his MBA from Xavier University and graduated B.S. from the Ohio State University. He has passed rigorous requirements to earn his international professional certification as a Chartered Financial Analyst issued by the CFA Institute.

Rick Garcia, President and Portfolio Manager of PVG since 2012, has served as Portfolio Manager of the Fund since 2017. Mr. Garcia also serves as a member of PVG’s investment committee. Mr. Garcia has been in the financial industry for over 10 years. Prior to joining PVG, he was a Stock Broker for Charles Schwab (2006-2008) and a Business Development Consultant with Jackson National Life (2008-2012). Preceding the financial industry, Rick served in the United States Marine Corps for 5 years, with overseas deployment during Operation Enduring Freedom (2001) and Operation Iraqi Freedom (2003).  He was honorably discharged in 2003.  He has his BS Finance degree from Metropolitan State University of Denver.

Portfolio Managers of the Rational Risk Managed Emerging Markets Fund

Randolph S. Wrighton Jr., CFA, Josh D. Ayers and Sherry Zhang, CFA, are jointly and primarily responsible for the day to-day management of the Fund.

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Randolph S. Wrighton Jr., CFA, Managing Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Mr. Wrighton joined BHMS in 2005, has worked in investment management since 2000, and has managed investment portfolios since 2012. He earned a B.A. from Vanderbilt University and an M.B.A. from the University of Texas.

Josh D. Ayers, Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Mr. Ayers joined BHMS in 2015. From 2012 to 2015, Mr. Ayers served as general partner of Paradarch Advisors, LLC where he published the firm’s financial newsletter. He earned a B.A. from Southern Methodist University and an MBA from the University of Virginia’s Darden School of Business.

Sherry Zhang, CFA, Director of BHMS, has served as Portfolio Manager of the Fund since 2018. Ms. Zhang joined BHMS in 2013, has worked in investment management since 1997, and has managed investment portfolios since 2018. Previously from 2011 to 2013, Ms. Zhang served as senior equity analyst for Matthews Asia. Ms. Zhang earned a BBA and MBA from Baylor University

Portfolio Managers of the Rational Hedged Return Fund

Scott C. Kimple and Mark W. Adams are primarily responsible for the day-to-day management of the Funds. Mr. Kimple is the Lead Portfolio Manager of the Fund.

Scott C. Kimple, Principal and Portfolio Manager of Warrington since its inception in 2008. Mr. Kimple also serves as the Portfolio Manager to private commodity pools sponsored by an affiliate of Warrington, as well as to separate commodity trading accounts. From 1991 to 2015, Mr. Kimple was employed by Morgan Stanley Smith Barney LLC and it’s predecessors (“MSSB”) as a registered representative and was registered with the NFA as an Associated Person of MSSB during that period Mr. Kimple received a BBA in finance from Southern Methodist University and a MBA, with emphasis in Finance and Derivative Securities, from SMU’s Cox School of Business.

Mark W. Adams, Assistant Portfolio Manager to Warrington GP, LLC an affiliate of Warrington since 2015. From 2009 to 2014, Mr. Adams was employed by Morgan Stanley Smith Barney LLC (“MSSB”) and was registered with the NFA as an Associated Person of MSSB. Mr. Adams graduated from Washington University in St. Louis where he received a BBA with a triple major in Finance, Management and International Business. He also received an MBA from Southern Methodist University’s Cox School of Business.

Portfolio Managers of the Rational Dynamic Brands Fund

David Garff, Eric M. Clark and James Calhoun are jointly and primarily responsible for the day-to-day management of the Funds.

David Garff, CIMA, Founder, President, Chief Investment Officer and Chief Compliance Officer of Accuvest since 2005. Prior to joining the Sub-Advisor, Mr. Garff was a Senior Investment Management Consultant to Smith Barney from 1995 to 2005 and a Financial Consultant for Merrill Lynch from 1992 to 1995. Mr. Garff graduated with a Bachelor of Arts in Economics and Spanish Translation from Brigham Young University and a Master’s Degree in Business Administration from the Haas School of Business at the University of California, Berkley

Eric C. Clark, a Portfolio Manager of the Sub-Advisor since 2016. Mr. Clark founded the Alpha Brands investment strategy in 2016. Prior to joining the Sub-Advisor, Mr. Clark was a Regional Vice President of Transamerica from 2014 to 2015; Regional Vice President of Lord Abbett from 2013 to 2015; and

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Portfolio Manager for Breakaway Partners from 2005 to 2013. Mr. Clark graduated with a Bachelor of Arts in Urban Planning with emphasis in Real Estate and Economics from the University of Maryland, College Park.

James Calhoun, CFA, a Portfolio Manager and Senior Research Associate of the Sub-Advisor since 2013. From 2011 to 2013, Mr. Calhoun was a Portfolio Manager of Ascentia Capital Management. Mr. Calhoun obtained a Bachelor of Science degrees in Finance and Economics for the University of Nevada, Reno

Portfolio Manager of the Rational Strategic Allocation Fund

David Miller is primarily responsible for the day-to-day management of the Fund.

David Miller, Owner and Senior Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Fund since 2016. He is also a co-founder and Senior Portfolio Manager of Catalyst Capital Advisors LLC (“Catalyst”) since 2006. Mr. Miller is also responsible for the day-to-day management of several funds managed and sub-advised by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Portfolio Managers of the Rational/ReSolve Adaptive Asset Allocation Fund

Adam Butler, Rodrigo Gordillo and Michael Philbrick are jointly and primarily responsible for the day to day management of the Fund.

Adam Butler CFA, CAIA, Mr. Butler is a Co-Founder, Chief Investment Officer and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Butler was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; and Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Butler holds Chartered Financial Analyst® and Chartered Alternative Investment Analyst® charters.

Rodrigo Gordillo CIM®, Mr. Gordillo is a Co-Founder, Managing Partner and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Gordillo was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Investment Advisor at Macquarie Private Wealth (Canada) from 2006 to 2011. Mr. Gordillo is a Chartered Investment Manager®.

Michael Philbrick CIM®, AIFP®. Mr. Philbrick is a Co-Founder, President and Portfolio Manager of ReSolve. Prior to co-founding the Sub-Advisor in September 2015, Mr. Philbrick was a Portfolio Manager at Dundee Private Wealth from 2014 to 2015; Branch Manager and Portfolio Manager at Macquarie Private Wealth (Canada) from 2011 to 2014; Branch Manager and Portfolio Manager at Richardson GMP’s flagship Toronto branch from 2005 to 2011; Branch Manager and Investment Advisor at Scotia McLeod from 2002 to 2005; and Investment Advisor at BMO Nesbitt Burns from 1994 to 2001. Mr. Philbrick is a Chartered Investment Manager® and Accredited Investment Fiduciary®.

Portfolio Managers of the Rational Iron Horse Fund

Craig Van Hulzen, John Pearce and Stefan ten Brink are jointly and primarily responsible for the day to day management of the Fund.

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Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of Van Hulzen, has been Portfolio Manager of the Fund since 2017. Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the sub-advisor in 1998. Mr. Van Hulzen oversees the investment process for the sub-advisor. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce, Managing Director and Portfolio Manager of Van Hulzen since February 2008, has served as Portfolio Manager of the Fund since 2017. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the sub-advisor's Investment Committee and oversees the sub-advisor's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink, Managing Director and Portfolio Manager of Van Hulzen since January 2011, has served as Portfolio Manager of the Fund since 2017. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

The Funds’ SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Advisory and Sub- Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Dynamic Brands Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Hedged Return Fund	1.75%
Rational Strategic Allocation Fund	0.10%
Rational/ReSolve Adaptive Asset Allocation Fund	1.75%
Rational Iron Horse Fund	1.25%
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Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level through April 30, 2019. Fee waivers and expense reimbursements are subject to possible recapture from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for each Fund.

Fund	Expense Limitation
Rational Dividend Capture Fund	1.25%, 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund
Rational Risk Managed Emerging Markets Fund	1.50%, 2.25%, and 1.25% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Hedged Return Fund	2.24% , 2.99%, and 1.99% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Dynamic Brands Fund	1.25%, 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45%, and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational/ReSolve Adaptive Asset Allocation Fund	2.22%, 2.97%, and 1.97% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Iron Horse Fund	1.95%, 2.70% and 1.70% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

For the fiscal year ended December 31, 2017, the Funds paid the Advisor management fees (after waivers) as a percentage of each Fund’s average daily net assets:

Fund	Net Advisory Fee Received
Rational Dividend Capture Fund	0.45%
Rational Risk Managed Emerging Markets Fund	0.00%
Rational Hedged Return Fund	0.00%
Rational Dynamic Brands Fund	0.06%
Rational Strategic Allocation Fund	0.00%
Rational/ReSolve Adaptive Asset Allocation Fund	1.23%
Rational Iron Horse Fund	0.72%

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The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended December 31, 2017 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Hedged Return Fund, Dynamic Brands Fund, and Strategic Allocation Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreements between the Advisor and Warrington for the Risk Managed Emerging Markets Fund, and between the Advisor and Accuvest for the Dynamic Brands Fund. The Trust’s annual report for the period ended December 31, 2016 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Rational/ReSolve Adaptive Asset Allocation Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Van Hulzen for the Rational/ReSolve Adaptive Asset Allocation Fund. The Trust’s semi-annual report for the period ending June 30, 2017 includes discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and PVG for the Dividend Capture Fund and the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Van Hulzen for the Iron Horse Fund. The Trust’s semi-annual report for the period ending June 30, 2018 will include the discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and BHMS for the Risk Managed Emerging Markets Fund.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

Prior Performance of the Sub-Advisor to the Rational Hedged Return Fund:

Provided below is the historical performance of the Warrington’s Tactical Program Composite which include all client accounts managed by Warrington with investment objectives, strategies and policies substantially similar to the Fund. The composite performance returns do not reflect the performance of any one account. Individual accounts may have realized more or less favorable results than the composite results provided. For comparison purposes, the Tactical Program Composite is measured against the S&P 500 Total Return Index and the IQ Hedge Long/Short Beta Index.

This information is provided to illustrate the past performance of Warrington in managing accounts in a substantially similar manner as the Fund but does not represent the performance of the Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Fund, or the return an individual investor might achieve by investing in the Fund.

From May 1, 2012 to January 31, 2015, the Tactical Program Composite was composed of only proprietary accounts. These proprietary accounts did not pay any account fees. The performance returns set forth below from May 1, 2012 to January 31, 2015 are calculated and presented pro forma net of a 2%

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management fee and a 20% incentive fee, and net of all brokerage and trading related expenses in accordance with Commodity Futures Trading Commission and National Futures Association standards.

The performance of the Tactical Program Composite from February 1, 2015 to October 31, 2017 represent third party accounts and is calculated “net” of all actual separate account fees (i.e., it includes the impact of all account fees and expenses). None of the accounts in the Tactical Program Composite had a sales load. Fees and expenses of the private accounts included in the Sub-Advisor’s Tactical Program Composite are generally higher than those of the Fund and, therefore, the Fund’s results would be different than the returns reflected below. However, the Fund’s results may be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the private accounts.

The performance of the Tactical Program Composite have not been audited. The performance results are calculated substantially in accordance with Commodity Futures Trading Commission and the National Futures Association standards, which may differ from those of the SEC.

Sub-Advisor’s Tactical Program Composite Net Dollar Weighted Annual Returns

For the Years Ended December 31	Tactical Program Composite	S&P 500 Total Return Index	IQ Hedge Long/Short Beta Index
2012*	1.62%	3.69%	5.57%
2013	10.63%	32.39%	10.32%
2014	14.62%	13.69%	3.56%
2015	7.58%	1.38%	0.32%
2016	6.04%	11.96%	1.60%
2017	7.63%	21.83%	11.96%

*Returns for the period May 1, 2012 to December 31, 2012.

Average Annual Total Returns (for the periods ended December 31, 2017)

	ONE YEAR	FIVE YEAR	SINCE INCEPTION[3]
Tactical Program Composite	7.63%	9.26%	8.06%
S&P 500 Total Return Index[1]	21.83%	15.79%	13.88%
IQ Hedge Long/Short Beta Index[2]	11.96%	5.45%	5.55%

1 The S&P500 Total Return Index is a capitalization weighted index that measures the performance of 500 large-cap U.S. stocks chosen for market size, liquidity, sector representation and other factors. The S&P 500 Total Return Index reflects the effects of dividend reinvestment
2 The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style

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FINANCIAL HIGHLIGHTS

Rational Dividend Capture Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.64	$8.41	$10.01	$10.74	$9.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.29	(A)	0.36	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.47)	0.22	(0.67)	0.64	1.60
Total from investment operations	(0.17)	0.51	(0.31)	1.03	1.96

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.26)	(0.35)	(0.41)	(0.32)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)	(0.39)
Total distributions	(0.45)	(0.28)	(1.29)	(1.76)	(0.71)

Net asset value, end of period	$8.02	$8.64	$8.41	$10.01	$10.74

Total return (B)	(1.99)%	6.15%	(3.25)%	9.59%	21.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,188	$47,544	$57,752	$132,177	$278,917
Ratios to average net assets
Expenses, before waiver and reimbursement	1.33%	1.42%	1.47%	1.38%	1.33%
Expenses, net waiver and reimbursement	1.00%	1.00%	0.89%	0.88%	0.89%
Net investment income	3.53%	3.37%	3.37%	3.22%	3.59%
Portfolio turnover rate	224%	159%	92%	92%	130%

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Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.63	$8.40	$10.01	$10.73	$9.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.27	(A)	0.31	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.49)	0.22	(0.66)	0.67	1.59
Total from investment operations	(0.19)	0.49	(0.35)	1.01	1.93

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.24)	(0.32)	(0.38)	(0.30)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)	(0.39)
Total distributions	(0.43)	(0.26)	(1.26)	(1.73)	(0.69)

Net asset value, end of period	$8.01	$8.63	$8.40	$10.01	$10.73

Total return (B)	(2.24)%	5.89%	(3.60)%	9.45%	20.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$20,327	$32,269	$39,610	$66,445	$71,258
Ratios to average net assets
Expenses, before waiver and reimbursement	1.57%	1.67%	1.72%	1.63%	1.58%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.14%	1.13%	1.14%
Net investment income	3.52%	3.12%	3.14%	3.01%	3.32%
Portfolio turnover rate	224%	159%	92%	92%	130%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the not waived its fees and reimbursed expenses, total return would have been lower.

104

Class C
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014 (A)

Net asset value, beginning of period	$8.61	$8.38	$9.99	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	(B)	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	(0.52)	0.22	(0.66)	0.70
Total from investment operations	(0.23)	0.44	(0.39)	1.02

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.19)	(0.28)	(0.35)
From net realized gains on investments	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.39)	(0.21)	(1.22)	(1.70)

Net asset value, end of period	$7.99	$8.61	$8.38	$9.99

Total return (C)	(2.68)%	5.34%	(4.08)%	9.54	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,799	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.31%	2.17%	2.22%	2.16	% (E)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.64%	1.63	% (E)
Net investment income	3.50%	2.61%	2.64%	2.69	% (E)
Portfolio turnover rate	224%	159%	92%	92	% (D)

(A)	The Rational Dividend Capture Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

105

Rational Risk Managed Emerging Markets Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.72	$6.76	$9.38	$10.74	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	(0.14	) (A)	0.03	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	1.90	(0.10)	(0.15)	0.16	0.58
Total from investment operations	1.93	(0.24)	(0.12)	0.13	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.33)	—	(0.21)
From net realized gains on investments	(0.38)	(0.73)	(2.17)	(1.49)	—
From paid in capital	—	(0.07)	—	—	—
Total distributions	(0.38)	(0.80)	(2.50)	(1.49)	(0.21)

Net asset value, end of period	$7.27	$5.72	$6.76	$9.38	$10.74

Total return (B)	33.79%	(3.66)%	(0.60)%	1.31%	6.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,506	$5,232	$5,483	$20,578	$27,015
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.98%	3.10%	2.52%	2.22%	2.01%
Expenses, net waiver and reimbursement (C)	1.25%	1.25%	0.90%	1.63%	1.87%
Net investment income (loss) (C,D)	0.48%	(2.07)%	0.32%	(0.29)%	0.40%
Portfolio turnover rate	99%	361%	86%	88%	156%

106

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.70	$6.73	$9.35	$10.73	$10.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(A)	(0.14	) (A)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.89	(0.10)	(0.17)	0.13	0.59
Total from investment operations	1.90	(0.24)	(0.15)	0.11	0.60

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.30)	—	(0.19)
From net realized gains on investments	(0.38)	(0.73)	(2.17)	(1.49)	—
From paid in capital	—	(0.06)	—	—	—
Total distributions	(0.38)	(0.79)	(2.47)	(1.49)	(0.19)

Net asset value, end of period	$7.22	$5.70	$6.73	$9.35	$10.73

Total return (B)	33.38%	(3.77)%	(0.91)%	1.13%	5.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,549	$4,174	$4,501	$6,774	$429
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.27%	3.35%	2.77%	2.47%	2.26%
Expenses, net waiver and reimbursement (C)	1.50%	1.50%	1.15%	1.88%	2.12%
Net investment income (loss) (C,D)	0.20%	(2.15)%	0.19%	(0.15)%	0.06%
Portfolio turnover rate	99%	361%	86%	88%	156%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

107

	Class C (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$5.68	$6.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	(0.15)
Net realized and unrealized gain on investments	1.89	0.01	(H)
Total from investment operations	1.84	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gains on investments	(0.38)	(0.73)
From paid in capital	—	(0.05)
Total distributions	(0.38)	(0.78)

Net asset value, end of period	$7.14	$5.68

Total return (C)	32.43%	(2.36	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.92%	4.10	% (E)
Expenses, net waiver and reimbursement (F)	2.25%	2.25	% (E)
Net investment income (loss) (F,G)	(0.79)%	(3.72	)% (E)
Portfolio turnover rate	99%	361	% (D)

(A)	The Rational Risk Managed Emerging Markets Fund Class C Shares commenced operations on May 31, 2016

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

108

Rational Hedged Return Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2017		2016		2015		2014	2013

Net asset value, beginning of period	$5.12		$5.39		$6.73		$8.05	$7.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(A)	0.06	(A)	0.19		0.13	0.15
Net realized and unrealized gain (loss) on investments	0.14		0.37		(1.32)		(1.35)	0.55
Total from investment operations	0.15		0.43		(1.13)		(1.22)	0.70

LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.70)		(0.26)		(0.10)	(0.07)
Total distributions	(0.28)		(0.70)		(0.26)		(0.10)	(0.07)

From capital contributions from Advisor	—		—		0.05		—	—

Net asset value, end of period	$4.99		$5.12		$5.39		$6.73	$8.05

Total return (B)	2.89	% (D)	7.82	% (D)	(16.05	)% (C)	(15.03)%	9.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,451		$4,747		$6,032		$29,453	$89,571
Ratios to average net assets
Expenses, before wavier and reimbursement	4.29%		2.61%		2.49%		1.52%	1.36%
Expenses, net waiver and reimbursement	1.17%		1.00%		1.07%		1.04%	1.34%
Net investment income	0.22%		1.07%		2.99%		1.53%	1.93%
Portfolio turnover rate	199%		246%		13%		31	43

109

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2017		2016		2015		2014	2013

Net asset value, beginning of period	$5.16		$5.43		$6.73		$8.05	$7.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(A)	0.05	(A)	0.19		0.10	0.13
Net realized and unrealized gain (loss) on investments	0.14		0.37		(1.30)		(1.33)	0.54
Total from investment operations	0.15		0.42		(1.11)		(1.23)	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.69)		(0.24)		(0.09)	(0.05)
Total distributions	(0.27)		(0.69)		(0.24)		(0.09)	(0.05)

From capital contributions from Advisor	—		—		0.05		—	—

Net asset value, end of period	$5.04		$5.16		$5.43		$6.73	$8.05

Total return (B)	2.98	% (D)	7.48	% (D)	(15.75	)% (C)	(15.23)%	9.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$449		$964		$979		$1,656	$2,366
Ratios to average net assets
Expenses, before wavier and reimbursement	4.54%		2.86%		2.74%		1.77%	1.61%
Expenses, net waiver and reimbursement	1.35%		1.25%		1.32%		1.29%	1.59%
Net investment income	0.19%		0.92%		3.10%		1.21%	1.68%
Portfolio turnover rate	199%		246%		13%		31%	43%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

110

	Class C (A)
	For the		For the
	Year Ended		Period Ended
	December 31,		December 31,
	2017		2016

Net asset value, beginning of period	$5.16		$5.49

LOSS FROM INVESTMENT OPERATIONS:
Net investment income (B) Class I	(0.03	) (F)	0.00	(F)
Net realized and unrealized gain on investments	0.15		0.35
Total from investment operations	0.12		0.35

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.68)
Total distributions	(0.22)		(0.68)

Net asset value, end of period	$5.06		$5.16

Total return (C)	2.42	% (G)	6.13	% (D,G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1		$1
Ratios to average net assets
Expenses, before waiver and reimbursement	5.29%		3.61	% (E)
Expenses, net waiver and reimbursement	2.17%		2.00	% (E)
Net investment Income, Class I	(0.53)%		(0.14	)% (E)
Portfolio turnover rate	199%		246	% (D)

(A)	The Rational Hedged Return Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

111

Rational Dynamic Brands Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$3.78	$4.69	$20.75	$28.75	$23.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(A)	0.05	(A)	0.09	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.54	0.31	(0.81)	(0.58)	6.60
Total from investment operations	0.56	0.36	(0.72)	(0.49)	6.59

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.06)	(0.08)	(0.02)	(0.01)
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)	(1.27)
Total distributions	(0.85)	(1.27)	(15.34)	(7.51)	(1.28)

Net asset value, end of period	$3.49	$3.78	$4.69	$20.75	$28.75

Total return (B)	14.66%	7.21%	(7.82)%	(1.41)%	28.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,269	$3,445	$13,456	$152,846	$339,983
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%	1.76%	1.56%	1.37%	1.33%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.06%	1.03%	1.30%
Net investment income	0.60%	1.17%	0.46%	0.23%	0.05%
Portfolio turnover rate	305%	178%	35%	12%	22%

112

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$2.89	$3.86	$19.89	$27.92	$22.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(A)	0.03	(A)	0.07	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	0.41	0.26	(0.77)	(0.55)	6.42
Total from investment operations	0.42	0.29	(0.70)	(0.54)	6.35

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.05)	(0.07)	—	—
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)	(1.27)
Total distributions	(0.84)	(1.26)	(15.33)	(7.49)	(1.27)

Net asset value, end of period	$2.47	$2.89	$3.86	$19.89	$27.92

Total return (B)	14.30%	6.91%	(8.21)%	(1.62)%	28.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,870	$16,180	$20,944	$44,589	$74,132
Ratios to average net assets
Expenses, before waiver and reimbursement	1.94%	2.01%	1.81%	1.62%	1.58%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.31%	1.28%	1.55%
Net investment income	0.35%	0.86%	0.52%	0.01%	(0.27)%
Portfolio turnover rate	305%	178%	35%	12%	22%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

113

Class C (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014

Net asset value, beginning of period	$2.71	$3.69	$19.75	$27.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00	) (B,F)	0.01	(B)	0.00	(F)	(0.07)
Net realized and unrealized gain (loss) on investments	0.38	0.24	(0.76)	(0.29)
Total from investment operations	0.38	0.25	(0.76)	(0.36)

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.04)	—
From net realized gains on investments	(0.83)	(1.21)	(15.26)	(7.49)
Total distributions	(0.83)	(1.23)	(15.30)	(7.49)

Net asset value, end of period	$2.26	$2.71	$3.69	$19.75

Total return (C)	14.03%	6.19%	(8.56)%	(1.00	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$231	$394	$766	$1,545
Ratios to average net assets
Expenses, before waiver and reimbursement	2.65%	2.51%	2.31%	2.15	% (E)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.81%	1.79	% (E)
Net investment income (loss)	(0.14)%	0.28%	0.04%	(0.54	)% (E)
Portfolio turnover rate	305%	178%	35%	12	% (D)

(A)	The Rational Dynamic Brands Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

114

Rational Strategic Allocation Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$9.37	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.33	0.43
Net realized and unrealized gain on investments	0.78	0.09	(H)
Total from investment operations	1.11	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.17)
From net realized gains on investments	—	(0.97)
Total distributions	(0.46)	(1.14)

Net asset value, end of period	$10.02	$9.37

Total return (C)	11.95%	5.11	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$278	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	0.85%	1.36	% (E)
Expenses, net waiver and reimbursement (F)	0.45%	0.45	% (E)
Net investment income (F,G)	3.35%	6.98	% (E)
Portfolio turnover rate	17%	27	% (D)

115

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$9.40	$9.78	$11.36	$11.77	$10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	(B)	0.18	(B)	0.14	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.83	0.62	(0.34)	0.07	1.34
Total from investment operations	1.09	0.80	(0.20)	0.24	1.43

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.21)	(0.12)	(0.24)	(0.24)
From net realized gains on investments	—	(0.97)	(1.26)	(0.41)	(0.41)
Total distributions	(0.44)	(1.18)	(1.38)	(0.65)	(0.65)

Net asset value, end of period	$10.05	$9.40	$9.78	$11.36	$11.77

Total return (C)	11.61%	8.16%	(1.87)%	2.05%	13.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$13,033	$14,822	$17,061	$21,008	$21,065
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.14%	1.30%	1.04%	0.96%	0.93%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.70%	0.73%	0.74%
Net Investment income (F,G)	2.60%	1.82%	1.10%	1.38%	0.72%
Portfolio turnover rate	17%	27%	44%	52%	44%

(A)	The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

116

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

	Class C (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$9.39	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.24
Net realized and unrealized gain on investments	0.78	0.22	(H)
Total from investment operations	1.01	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.09)
From net realized gains on investments	—	(0.97)
Total distributions	(0.37)	(1.06)

Net asset value, end of period	$10.03	$9.39

Total return (C)	10.80%	4.56	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	1.82%	1.89	% (E)
Expenses, net waiver and reimbursement (F)	1.45%	1.45	% (E)
Net investment income (F,G)	2.31%	3.92	% (E)
Portfolio turnover rate	17%	27	% (D)

(A)	The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

117

CONSOLIDATED FINANCIAL HIGHLIGHTS

Rational/ReSolve Adaptive Asset Allocation Fund (formerly, Rational Dynamic Momentum Fund)

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016 and December 31, 2017, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Institutional Class (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.33	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.32)	(0.12)
Net realized and unrealized (loss) on investments	1.26	(0.55)
Total from investment operations	0.94	(0.67)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$25.25	$24.33

Total return (C,D)	3.85%	(2.68	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,883	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement	2.49%	3.27	% (E)
Expenses, net waiver and reimbursement	1.97%	1.99	% (E)
Net investment (loss)	(1.33)%	(1.74	)% (E)
Portfolio turnover rate	0%	0	% (D)

118

	Class A (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.30	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.21)	(0.13)
Net realized and unrealized (loss) on investments	1.09	(0.57)
Total from investment operations	0.88	(0.70)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$25.16	$24.30

Total return (C)	3.57%	(2.80	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$130	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	2.90%	3.52	% (E)
Expenses, net waiver and reimbursement	2.22%	2.24	% (E)
Net investment (loss)	(0.88)%	(2.09	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

119

	Class C (A)
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016

Net asset value, beginning of period	$24.29	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.54)	(0.17)
Net realized and unrealized (loss) on investments	1.23	(0.54)
Total from investment operations	0.69	(0.71)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$24.96	$24.29

Total return (C)	2.83%	(2.84	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$371	$21
Ratios to average net assets
Expenses, before waiver and reimbursement	3.60%	4.27	% (E)
Expenses, net waiver and reimbursement	2.97%	2.99	% (E)
Net investment (loss)	(2.26)%	(2.69	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Class C shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

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Rational Iron Horse Fund

The Rational Iron Horse Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes the results of the Predecessor Fund. Certain information reflects financial results for a single Fund shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each fiscal period ended March 31 and December 31 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

For Shares Outstanding Throughout Each Year

	Institutional Class
	For the
	Period Ended	For the	For the	For the	For the	For the
	December 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net asset value, beginning of period	$10.37	$9.98	$10.19	$11.35	$10.58	$10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.05	0.06	0.09	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.54	0.51	0.05	0.44	0.94	0.67
Total from investment operations	0.58	0.56	0.11	0.53	1.04	0.81

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.02)	(0.05)	(0.08)	(0.11)	(0.15)
From net realized gains on investments	—	(0.03)	(0.27)	(1.61)	(0.16)	(0.29)
From Return of capital	(0.33)	(0.12)	—	—	—	—
Total distributions	(0.37)	(0.17)	(0.32)	(1.69)	(0.27)	(0.44)

Net asset value, end of period	$10.58	$10.37	$9.98	$10.19	$11.35	$10.58

Total return (B)	5.69%	5.70%	1.24%	4.78%	9.91%	8.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,913	$8,595	$9,417	$28,191	$19,062	$10,825
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%	3.15%	1.50%	1.32%	1.60%	2.26%
Expenses, net waiver and reimbursement	1.70%	1.70%	1.56%	1.60%	1.60%	1.70%
Net investment income	0.54%	0.51%	0.63%	0.73%	0.93%	1.37%
Portfolio turnover rate	252%	323%	279%	265%	114%	77%

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	Class A
	For the
	Period Ended		For the	For the	For the	For the	For the
	December 31,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017		March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net asset value, beginning of period	$10.36		$9.98	$10.21	$11.37	$10.60	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.02		0.02	0.02	0.06	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.53		0.52	0.06	0.45	0.93	0.67
Total from investment operations	0.55		0.54	0.08	0.51	1.01	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.01)	(0.04)	(0.06)	(0.08)	(0.11)
From net realized gains on investments	—		(0.03)	(0.27)	(1.61)	(0.16)	(0.29)
From Return of capital	(0.33)		(0.12)	—	—	—	—
Total distributions	(0.35)		(0.16)	(0.31)	(1.67)	(0.24)	(0.40)

Net asset value, end of period	$10.56		$10.36	$9.98	$10.21	$11.37	$10.60

Total return (B)	5.37	% (C)	5.42%	0.90%	4.51%	9.63%	7.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,767		$3,732	$8,098	$12,223	$11,842	$10,044
Ratios to average net assets
Expenses, before waiver and reimbursement	2.41%		3.26%	1.86%	1.57%	1.85%	2.51%
Expenses, net waiver and reimbursement	1.95%		1.95%	1.95%	1.85%	1.85%	1.95%
Net investment income	0.25%		0.22%	0.22%	0.49%	0.68%	1.11%
Portfolio turnover rate	252%		323%	279%	265%	114%	77%

(A)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net

122

	Class C (A)
	Period Ended
	December 31,
	2017

Net asset value, beginning of period	$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.03)
Net realized and unrealized (loss) on investments	0.53
Total from investment operations	0.50

LESS DISTRIBUTIONS:
From net investment income	—
From Return of capital	(0.33)
Total distributions	(0.33)

Net asset value, end of period	$10.54

Total return (C)	4.89	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	3.04	% (E)
Expenses, net waiver and reimbursement	2.70	% (E)
Net investment (loss)	(0.44	)% (E)
Portfolio turnover rate	252	% (D)

(A)	The Rational Iron Horse Fund Class C shares commenced operations on April 7, 2017.

(B)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

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APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
124

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

125

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

126

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

127

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

128